UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

WILLBROS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11953	30-0513080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 403-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Willbros Group, Inc., a Delaware Corporation (the “Registrant”), anticipates filing a universal shelf registration statement on Form S-3 (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”), on or about May 23, 2011, for the offer and sale by the Registrant from time to time in one or more offerings of any combination of its senior debt securities, subordinated debt securities, preferred stock, depositary shares, common stock, warrants, purchase contracts or units in an aggregate initial offering price of up to $300 million. As stated in the Shelf Registration Statement, the obligations of the Registrant under any debt securities that it may issue pursuant to the Shelf Registration Statement may be guaranteed by certain of the Registrant’s subsidiaries, which are co-registrants under the Shelf Registration Statement (the “Guarantor Subsidiaries”).

The SEC’s rules require that certain financial information regarding certain guarantors of registered securities be included in a registration statement that covers the registered securities. Accordingly, the Registrant is filing this Current Report on Form 8-K to provide the following financial information regarding the Guarantor Subsidiaries required by the SEC’s rules to be included in the Shelf Registration Statement. This information will be incorporated by reference in the Shelf Registration Statement.

a)
Audited condensed consolidating financial information regarding the Guarantor Subsidiaries as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008. This audited condensed consolidating financial information is contained in a new footnote 22, which has been added to the audited consolidated financial statements and supplementary data of the Registrant as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008. Such audited consolidated financial statements and supplementary data of the Registrant, which were previously filed by the Registrant with the SEC as part of the Registrant’s Form 10-K for the fiscal year ended December 31, 2010, have been revised to include the new footnote 22, and, as revised, are filed as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

b)
Unaudited condensed consolidating financial information regarding the Guarantor Subsidiaries as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010. This unaudited condensed consolidating financial information is contained in a new footnote 18, which has been added to the unaudited condensed consolidated financial statements of the Registrant as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010. Such unaudited condensed consolidated financial statements of the Registrant, which were previously filed with the SEC as part of the Registrant’s Form 10-Q for the quarter ended March 31, 2011, have been revised to include the new footnote 18, and, as revised, are filed as part of this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

As previously reported, the Registrant completed the acquisition of InfrastruX Group (“InfrastruX”) on July 1, 2010. InfrastruX’s audited historical consolidated financial statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and unaudited historical consolidated financial statements as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 were previously filed by the Registrant with the SEC as Exhibit 99 of the Registrant’s Form 8-K/A filed on August 4, 2010. InfrastruX’s unaudited historical consolidated financial statements as of June 30, 2010 (filed on an unreviewed basis) and for the six months ended June 30, 2010 (filed on an unreviewed basis) and 2009 were previously filed by the Registrant with the SEC as Exhibit 99 of the Registrant’s Form 8-K filed on April 12, 2011. InfrastruX and its subsidiaries are Guarantor Subsidiaries pursuant to the Shelf Registration Statement. Such historical consolidated financial statements of InfrastruX, however, are inclusive of a foreign reporting unit not considered to be a Guarantor Subsidiary. The foreign reporting unit is minor in nature as defined in Rule 3-10(h) of Regulation S-X.

This Current Report on Form 8-K should be read in conjunction with the Registrant’s Form 10-K for the fiscal year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011, as well as the Registrant’s other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number	Description

23	Consent of Grant Thornton LLP

99.1	Willbros Group, Inc. Audited Consolidated Financial Statements and Supplementary Data as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.2	Willbros Group, Inc. Unaudited Condensed Consolidated Financial Statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date:  May 20, 2011

By: /s/ Van A. Welch
Van A. Welch
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Grant Thornton LLP

99.1	Willbros Group, Inc. Audited Consolidated Financial Statements and Supplementary Data as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

99.2	Willbros Group, Inc. Unaudited Condensed Consolidated Financial Statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010

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